UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

ARALEZ PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 West Credit Avenue, Suite 101, Mississauga, Ontario, Canada	L5N 0E4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 876-1118

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Explanatory Note

This Current Report on Form 8-K is filed by Aralez Pharmaceuticals Inc. (the “Company”) in order to provide a pro forma statement of operations for the year ended December 31, 2016 reflecting (collectively, the “Applicable Transactions”): (1) the transaction, effected on February 5, 2016, in which Pozen Inc. (“Pozen”) and Tribute Pharmaceuticals Canada Inc. (“Tribute”) were combined under and became wholly-owned subsidiaries of the Company, (2) certain equity and debt financing transactions, effected on February 5, 2016, pursuant to the Amended and Restated Subscription Agreement, dated as of December 7, 2015, by and among the Company, Aralez Pharmaceuticals plc, Tribute, Pozen and certain equity investors named therein and the Amended and Restated Facility Agreement, dated as of December 7, 2015, by and among the Company, Pozen, Tribute and the lenders named therein, (3) the acquisition of the U.S. and Canadian rights to Zontivity (vorapaxar) from an affiliate of Merck & Co., Inc. on September 6, 2016, and (4) the acquisition of the U.S. rights to Toprol-XL (metoprolol succinate) and its authorized generic from AstraZeneca AB on October 31, 2016.

In addition, we are filing a consent of PricewaterhouseCoopers LLP with respect to its report dated October 26, 2016 with respect to the audited historical Statements of Assets and Liabilities Assumed and the related Statements of Revenues and Direct Expenses of the Zontivity Business included in exhibit 99.1 of the Company’s Current Report on Form 8-K dated September 6, 2016 (as amended on November 18, 2016) (the “Report”) with respect to the incorporation of the Report in two additional registration statements of the Company.

Item 9.01.  Financial Statements and Exhibits

(a) Pro-Forma Financial Information

Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016 and the notes related thereto, which reflect the Applicable Transactions, are filed as Exhibit 99.1 to this report and incorporated herein by reference.

EXHIBIT NO.	DESCRIPTION

99.1	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016.

99.2	Consent of PricewaterhouseCoopers LLP

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016.

99.2	Consent of PricewaterhouseCoopers LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2017	ARALEZ PHARMACEUTICALS INC.

	By:	/s/ Eric L. Trachtenberg
Eric L. Trachtenberg
General Counsel, Chief Compliance Officer and Corporate Secretary